UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

April 21, 2022

Date of report (Date of earliest event reported)

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Agile Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36464	23-2936302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

, New Jersey
500 College Road East, Suite 310 Princeton, New Jersey (Address of principal executive offices)	08540 (Zip Code)

Registrant's telephone number, including area code (609) 683-1880 (Former name or former address, if changed since last report) ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AGRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

ATM Sales Agreement

On April 27, 2022, Agile Therapeutics, Inc. (the “Company”) entered into a Sales Agreement (the “Sales Agreement”) with H.C. Wainwright & Co., LLC (the “Sales Agent”) with respect to an at the market offering program, under which the Company may, from time to time in its sole discretion, issue and sell through or to the Sales Agent, acting as the Company’s agent, up to $12,841,000 of shares of the Company’s common stock, par value $0.0001 per share (the “Placement Shares”). The issuance and sale, if any, of the Placement Shares by the Company under the Sales Agreement will be made pursuant to a prospectus supplement to the Company’s registration statement on Form S-3, originally filed with the Securities and Exchange Commission (the “SEC”) on October 2, 2020 and declared effective by the SEC on October 14, 2020.

Pursuant to the Sales Agreement, the Sales Agent may sell the Placement Shares by any method deemed to be an “at the market offering” as defined in Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”). The Sales Agent will use commercially reasonable efforts consistent with normal trading and sales practices to sell the Placement Shares from time to time, based upon instructions from the Company (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Company cannot provide any assurance that it will issue any shares of its common stock pursuant to the Sales Agreement.

The Company will pay the Sales Agent a commission of up to 3.0% of the gross sales proceeds of any Placement Shares sold under the Sales Agreement. In addition, pursuant to the terms of the Sales Agreement, the Company has agreed to reimburse the Sales Agent for the documented fees and costs of their legal counsel reasonably incurred in connection with (i) entering into the transactions contemplated by the Sales Agreement in an amount not to exceed $50,000 in the aggregate and (ii) the Sales Agents’ ongoing diligence, drafting and other filing requirements arising from the transactions contemplated by the Sales Agreement in an amount not to exceed $15,000 in the aggregate per calendar quarter.

The Company is not obligated to make any sales of Placement Shares under the Sales Agreement. The offering of Placement Shares pursuant to the Sales Agreement will terminate upon the earlier to occur of (i) the issuance and sale of all Placement Shares subject to the Sales Agreement and (ii) termination of the Sales Agreement in accordance with its terms.

The Sales Agreement contains representations, warranties and covenants that are customary for transactions of this type. In addition, the Company has agreed to indemnify the Sales Agent against certain liabilities, including liabilities under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The legal opinion of Morgan, Lewis & Bockius LLP as to the legality of the Placement Shares is being filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 1.02. Termination of a Material Definitive Agreement

On April 22, 2022, the Company, the Sales Agent and Cantor Fitzgerald & Co. (“Cantor”) agreed to terminate the Controlled Equity OfferingSM Sales Agreement dated as of January 10, 2022 by and among Cantor, the Sales Agent., and the Company, Inc. effective as of April 26, 2022.

Item 2.02. Results of Operations and Financial Condition.

In the prospectus supplement filed in connection with the registration of the Placement Shares (the “Prospectus Supplement”), the Company included disclosure that the Company had an estimated $3.7 million of cash and cash equivalents on hand as of March 31, 2022, and that it had received $4.7 million in net proceeds from the sale of tax benefits pursuant to the Company’s participation in the New Jersey Economic Development Authority Net Operating Loss program.  In the Prospectus Supplement, the Company also disclosed that it expects its net product sales revenue for the first quarter of 2022 to be approximately $1.7 to $1.9 million, and its operating expenses for the first quarter of 2022 to be approximately $15.5 to $16.5 million.

Because the Company’s financial statements for the quarter ended March 31, 2022 have not yet been finalized or reviewed, these preliminary statements regarding the Company’s cash and cash equivalents, net product sales revenue, and operating expenses as of March 31, 2022 are subject to change, and the Company’s actual cash and cash equivalents, net product sales revenue, and operating expenses as of that date may differ materially from these preliminary estimates. Accordingly, you should not place undue reliance on these preliminary estimates.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 26, 2022, the Company announced that it intends to effect a reverse stock split (the “Reverse Stock Split”) of its issued and outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”) at a ratio of 1 post-split share for every 40 pre-split shares. The Common Stock will continue to be traded on the Nasdaq Capital Market under the symbol AGRX and will begin trading on a split-adjusted basis when the market opens on Wednesday, April 27, 2022, under a new CUSIP number, 00847L209.

As disclosed below, at a special meeting of stockholders (the “Special Meeting”) held on April 21, 2022, the Company’s shareholders granted the Company’s Board of Directors (the “Board”) the discretion to effect a reverse stock split of the Common Stock through an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, as amended, at a ratio of any whole number between 1-for-10 and 1-for-40, with such ratio to be determined by the Board.

On April 26, 2022, the Company filed the Amendment for the Reverse Stock Split with the Secretary of State of the State of Delaware, and the Reverse Stock Split will become effective in accordance with the terms of the Amendment at 5:00 PM Eastern Time on April 26, 2022 (the “Effective Time”).

At the Effective Time, every forty (40) shares of the Company’s issued and outstanding Common Stock will be converted automatically into one issued and outstanding share of Common Stock, but without any change in the par value per share. Proportional adjustments will be made to the number of shares of Common Stock issuable upon exercise of the Company’s outstanding stock options and warrants, as well as the applicable exercise price.

Broadridge Corporate Issuer Solutions, Inc. is acting as the exchange agent for the Reverse Stock Split. Shareholders who hold their shares in book-entry form or in “street name” (through a broker, bank or other holder of record) are not required to take any action. The Reverse Stock Split will affect all shareholders uniformly and will not alter any shareholder’s percentage interest in the Company’s equity, except to the extent that the Reverse Stock Split would result in a shareholder owning a fractional share. No fractional shares will be issued in connection with the Reverse Stock Split. Shareholders who would otherwise be entitled to receive a fractional share will instead receive a cash payment based on the closing price of the Common Stock as reported on the Nasdaq Capital Market on April 26, 2022.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Special Meeting held on April 21, 2022, the following proposals were submitted to the stockholders of the Company:

Proposal 1:

Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding shares of common stock by a ratio of any whole number between 1-for-10 and 1-for-40, at any time prior to December 31, 2022, with the exact ratio to be set within that range at the discretion of the Company’s Board of Directors, without further approval or authorization of its stockholders.

Proposal 2:	Approval of the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1.

For more information about the foregoing proposals, see the Company’s Proxy Statement for the Special Meeting. At the Special Meeting, there were, represented in person or by proxy, shares of common stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock representing 1,297,676,291 votes, or approximately 96.53% of the voting power on the record date, constituting a quorum. As previously described in the Proxy Statement, each share of Series A Convertible Preferred Stock is entitled to 3,846 votes on each proposal and each share of Series B Convertible Preferred Stock is entitled to 500,000 votes on each proposal. The number of votes cast for, against, or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such proposal is set forth below:

Proposal 1:	Amendment to Amended and Restated Certificate of Incorporation

The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding shares of common stock by a ratio of any whole number between 1-for-10 and 1-for-40, at any time prior to December 31, 2022, with the exact ratio to be set within that range at the discretion of the Company’s Board of Directors, without further approval or authorization of its stockholders.

Votes For	Votes Against	Votes Abstaining
1,093,415,068	201,293,287	2,967,935

Since there were sufficient votes at the time of the Special Meeting to approve the amendment to the Company’s certificate of incorporation, the proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies was not called for at the Special Meeting.

Item 7.01.     Regulation FD Disclosure.

On April 26, 2022, the Company issued a press release announcing the Reverse Stock Split.

A copy of the Company’s press release is attached hereto as Exhibit 99.1

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K (this “Report”), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
1.1	Common Stock Sales Agreement dated April 27, 2022 by and between Agile Therapeutics, Inc. and H.C. Wainwright & Co., LLC
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on April 26, 2022.
5.1	Opinion of Morgan, Lewis & Bockius LLP

23.1	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.1)
99.1	Press Release dated April 26, 2022.

104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document).

Forward-Looking Statements

Certain information contained in this Report may include “forward-looking statements.” Our use of terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes may identify these forward-looking statements.

In particular, statements regarding our projected cash position, net product sales revenue and operating expenses are examples of such forward-looking statements. Such forward-looking statements are subject to important risks and uncertainties, including, but not limited to, risks related to the finalization and review of our quarterly results for the quarter ended March 31, 2022 and the possibility that such results may differ from those disclosed in this Report, our ability to maintain regulatory approval of Twirla, the ability of our third party manufacturer, Corium, to produce commercial supply in quantities and quality sufficient to satisfy market demand for Twirla, our ability to successfully commercialize and obtain market access for Twirla, the successful development of our sales and marketing capabilities, regulatory and legislative developments in the United States and foreign countries, our ability to obtain and maintain intellectual property protection for Twirla, the ongoing effects of the COVID-19 pandemic on our operations and the operations of third parties we rely on as well as on our potential customer base, growth of sales volume at a rate that allows us to avoid losses associated with dated, expired, excess or obsolete inventory and achieve our contractual minimum orders with Corium, and other factors, including general economic conditions and regulatory developments, not within the Company’s control.

These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. These forward-looking statements are made only as of the date of this Report and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. For additional information about the risks and uncertainties that may affect our business please see the factors discussed in “Risk Factors” in the Company’s periodic reports filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agile Therapeutics, Inc.

Dated: April 27, 2022	By:	/s/ Alfred Altomari
	Name:	Alfred Altomari
	Title:	President and Chief Executive Officer